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A 880 -- Lease of Business Premises.  JULIUS BLUMBERG, INC. LAW BLANK PUBLISHERS

Parties

THIS LEASE, dated as of the 8th day of February 1994 Between OPORTO DEVELOPMENT CORP. a domestic corporation with offices at 5 Schuman Road, Millwood, New York 10546 hereinafter referred to as the Landlord, and INTERNATIONAL DATA SERVICES OF NEW YORK, INC. a domestic corporation with offices at 95 Butternut Road, Briarcliff Manor, NY 10510 hereinafter referred to as the Tenant,

WITNESSETH: That the landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the Town of Millwood County of Westchester and State of New York

Premises

That certain portion of the first floor of premises 5 Schuman Road, Millwood, New York 10546 as is designated on the floor plan annexed hereto as Exhibit "A". Comprising of approximately 1,000 square feet.

Term

     The term of this demise shall be for Three (3) Years beginning February 1 1994 and ending January 31 1997

Rent

     The rent for the demised term shall be


                                   (SEE RIDER)

     The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof, in instalments as follows:

Payment of Rent

                                   (SEE RIDER)


at the office of D&J CONCRETE CORP. 5 Schuman Road, Millwood, New York or as may be otherwise directed by the Landlord in writing.

               THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

Peaceful Possession

     First.--The Landlord covenants that the Tenant, on paying the said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises for the term aforesaid.

Purpose

     Second.--The Tenant covenants and agrees to use the demised premises as an office only.

and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

Default in Payment of Rent

Abandonment of Premises

Re-entry and Reletting by Landlord

Tenant Liable for Deficiency

Lien of Landlord to Secure

Performance Attorney's Fees

     Third.--The Tenant shall, without any previous demand therefor, pay to the Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any instalment thereof, at the times and in the manner above provided, and if the same shall remain in default for ten days after becoming due, or if the Tenant shall be dispossessed for non-payment of rent, or if the leased premises shall be deserted or vacated, the Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, either by force or otherwise, without being liable for any prosecution or damages therefor, and may relet the premises as the agent of the Tenant, and receive the rent therefor, upon such terms as shall be satisfactory to the Landlord, and all rights of the Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not operate to release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term of the lease. For the purpose of reletting, the Landlord shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary to place the same in good order and condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting. The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting property from execution, levy and sale on distress or judgment. The Tenant agrees to pay, as additional rent, all attorney's fees and other expenses incurred by the Landlord in enforcing any of the obligations under this lease.

Sub-letting and Assignment

     Fourth.--The Tenant shall not sub-let the demised premises nor any portion thereof, nor shall this lease be assigned by the Tenant without the prior written consent of the Landlord endorsed hereon.

Condition of Premises, Repairs

Alterations and Improvements

Sanitation, Inflammable Materials

Sidewalks

     Fifth.--The Tenant has examined the demised premises, and accepts them in their present condition (except *) and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised premises in good condition, and shall redecorate, paint and renovate the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not make any alterations, additions, or improvements to said premises without the

*landlord shall paint the premises with a color selected from the

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chart provided by Landlord to tenant.

prior written consent of the Landlord. All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain and be surrendered with the premises as a part thereof at the termination of this Lease, without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash, inflammable material and other objectionable matter. If this lease covers premises, all or a part of which are on the ground floor, the Tenant further agrees to keep the sidewalks in front of such ground floor portion of the demised premises clean and free of obstructions, snow and ice.

Mechanics' Liens

     Sixth.--In the event that any mechanics' lien is filed against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, at its option, after thirty days' notice to the Tenant, may terminate this lease and may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

Glass

     Seventh.--The Tenant agrees to replace at the Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord. Said policy shall be of the full premium type, and shall be deposited with the Landlord or its agent.

Liability of Landlord

     Eighth.--The landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises,* by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are a part, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises.
*unless caused by the negligence of landlord.


Services and Utilities

     Ninth. -- Utilities and services furnished to the demised premises for the benefit of the tenant shall be provided and paid for as follows: Landlord shall provide heat to the premises; tenant shall be responsible for all other utilities including but not limited to*

The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

*electric, telephone, etc.

Right to Inspect and Exhibit

     Tenth.--The Landlord, or its agents, shall have the right to enter the demised premises at reasonable hours in the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

Damage by Fire, Explosion, The Elements or Otherwise

     Eleventh.--In the event of the destruction of the demised premises or the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto, or such partial destruction thereof as to render the premises wholly untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall, at the option of the Landlord, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's Interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and repossess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed.* But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.
*and useable for Tenant's business.

Observation of Laws, Ordinances, Rules and Regulations

     Twelfth.--The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County and Municipal authorities applicable to the business to be conducted by the Tenant in the demised premises. The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increases in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

Signs

     Thirteenth.--No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the Landlord, which approval shall not be unreasonably withheld or delayed.

Subordination to Mortgages and Deeds of Trust

     Fourteenth.--This lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this lease to any such mortgage, deed of trust or encumbrance.

Sales of Premises

     Fifteenth.--In the event of the sale by the landlord of the demised premises, or the property of which said premises are a part, the Landlord or the purchaser may terminate this lease on the thirtieth day of April in any year upon giving the Tenant notice of such termination prior to the first day of January in the same year.

Rules and Regulations of Landlord

     Sixteenth.--The rules and regulations regarding the demised premises, affixed to this lease, if any, as well us any other and further reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises.

Violation of Covenants, Forfeiture of Lease, Re-entry by Landlord

Non-waiver of Breach

     Seventeenth.--In case of violation by the Tenant of any of the covenants, agreements and conditions of this lease, or of the rules and regulations now or hereafter to be reasonably established by the Landlord, and upon failure to discontinue such violation within ten days after notice thereof given to the Tenant, this lease shall thenceforth, at the option of the Landlord, become null and void, and the Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this lease null and void and to re-enter upon the demised premises after the said breach or violation.

                                 RIDER TO LEASE

                   Between OPORTO DEVELOPMENT CORP., Landlord
          and INTERNATIONAL DATA SERVICES OF NEW YORK, INC., as Tenants
                          dated as of February 1, 1994

     TWENTY-NINTH: The following are modifications of certain preceding Articles, on the printed portion of this lease. In the event of a conflict with the printed portion of this lease this Rider shall govern.

     1. ARTICLE FIRST - Upon request by Tenant, Landlord agrees to use its best efforts to obtain and deliver to Tenant an agreement in recordable form from any mortgagee, providing in substance that so long as Tenant is not in default in the obligations for the payment of fixed rent and additional rent and in the performance of the other terms, covenants and conditions to be performed on its part under this lease beyond the period for curing the same, its possession of the demised premises will not be disturbed, notwithstanding the foreclosure of the mortgage, and Tenant will not be named as a party defendant in any foreclosure proceeding.

     2. ARTICLE THIRD - In no event shall the Tenant be obligated to pay to Landlord under Article Third more than the total rent that would have been payable from the date of the default by Tenant until the expiration date of the lease.

     Notwithstanding anything contained in this Article, Landlord agrees to use reasonable efforts in rerenting the premises, and any rent collected by Landlord shall be applied in reduction of Tenant's obligation under this Article Third.

     3. ARTICLE FOURTH - If Tenant wants to Sublet all or part of the premises, the Landlord shall have the option to recapture this lease and take possession of said premises, thus, releasing Tenant from any future obligations therefore under the lease. Should Tenant desire to sublet the premises, tenant shall provide notice to Landlord in writing at D & J Concrete Corporation, 5 Schuman Road, Millwood, New York. Landlord shall advise tenant in writing within ten
(10) business days of receipt of said notice of his intent to either recapture lease or grant tenant permission to sublet. Landlord's failure to advise tenants within said time period shall be deemed Landlord's approval to sublet. If tenant should sublet the demised premises, Landlord and Tenant shall split 50/50 any profits which exceed the base rental plus other escalations. This provision shall not prohibit Tenant from subletting a portion of Tenant's premises to a corporation or individual with a business compatible with Tenant's, or to a subsidiary or affiliated corporation

     4. ARTICLE SEVENTH - Tenant shall be responsible for the exterior window glass only to the extent it is broken or damaged due to the fault of the tenant. Tenant shall be unconditionally responsible for all interior glass and mirrors located within the demised premises. The tenant shall maintain adequate insurance covering said exterior window glass, which insurance shall name the landlord as an insured.



                                       1

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     5. ARTICLE EIGHTH - Tenant agrees to indemnify and save the Landlord harmless from all claims and liability for losses on the demised premises to the extent said claims, losses, damage, and or injury are the result in whole or in part of any acts or omission of the Tenant.

     6. ARTICLE NINTH - Should tenant utilize any type of chemicals or other materials in connection with the operation of its business or any other use upon the premises, whether directly or indirectly, tenant agrees and acknowledges its obligation to be fully responsible for the proper storage, care, use and disposal of such chemicals or other materials at its full cost and expense, which shall include but not be limited to the procurement of any permits, licenses and all other requirements a pertinent thereto. SHOULD TENANT DEFAULT IN THE PROVISIONS HEREIN, LANDLORD IS FULLY AUTHORIZED TO TAKE ANY AND ALL STEPS IT DEEMS NECESSARY TO PROTECT LANDLORD AND THE OTHER TENANT OF THE DEMISED PREMISES AND LANDLORD SHALL NOT BE RESPONSIBLE FOR ANY DAMAGES SUSTAINED BY TENANT.

     7. ARTICLE TENTH - Landlord shall not exercise any right under Article Tenth in such a manner as to impair the usability of any material or essential portion of the demised premises. Entries upon the demised premises pursuant to Article Tenth shall be accomplished at such times and in such manner, and upon such reasonable notice, as to minimize, to the extent practicable under the circumstances, interference with Tenant's use of the demised premises or inconvenience to Tenant.

     8. ARTICLE SEVENTEENTH - If Tenant should default under any of the terms and conditions of this lease, the Tenant shall have ten (10) business days from the day notice is given to Tenant of the default to commence to cure any said default and shall thereafter, with reasonable diligence and good faith, proceed to remedy or cure such default. However, in no event shall said default be allowed to continue for a period of more than forty-five days from the date said notice was given to Tenant of said default.

     9. ARTICLE TWENTY-SECOND - Notwithstanding anything to the contrary contained herein, and to further clarify paragraph 27 of this lease, it is hereby acknowledged that the sum of TWO THOUSAND and 00/100 ($2,000.00) DOLLARS is deposited by the Tenant herein with the Landlord herein as security for the faithful performance of all the covenants and conditions of the lease by the said Tenant. If the Tenant faithfully performs all the covenants and conditions on his part to be performed then the sum deposited shall be returned to said Tenant. Tenant agrees to increase the security on the commencement date of any rent increases as set forth in paragraph Thirty-First hereof, so that it is always representative of two (2) months rent.

     THIRTIETH: Landlord agrees to make the demised premises available for Tenant occupancy no later than February 14, 1994. Tenant, upon occupancy, shall only be obligated to pay the pro-rate remaining portion of that month's rent. Notwithstanding the foregoing, Landlord shall make the demised premises available to Tenant no later than March 1, 1994, or the Tenant shall have the option of being released from all of its obligations under the Lease.


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     THlRTY-FIRST: The rent for the term of this lease to the demised premises at 5 Schuman Road, Millwood, New York shall be as follows:

     A. The sum of TWELVE THOUSAND ($12,000.00) DOLLARS per year payable in equal monthly installments of ONE THOUSAND and 00/100 ($1,000.00) DOLLARS per month from February 1, 1994 through January 31, 1995; and

     B. The sum of TWELVE THOUSAND THREE HUNDRED SIXTY ($12,360.00) DOLLARS per year payable in equal monthly installments of ONE THOUSAND THIRTY and 00/100 ($1,030.00) DOLLARS per month from February 1, 1995 through January 31, 1996; and

     C. The sum of TWELVE THOUSAND SEVEN HUNDRED TWENTY ($12,720.00) DOLLARS per year payable in equal monthly installments of ONE THOUSAND SIXTY ($1,060.00) DOLLARS per month from February 1, 1996 through January 31, 1997.

     THIRTY-SECOND: So long as Tenant is not otherwise in default under the terms and conditions of this Lease and upon condition that Tenant give Landlord at least one hundred twenty (120) days prior written notice by Certified Mail Return Receipt Requested of its intention to exercise this option, the term of this Lease shall be extended for an additional two (2) year period upon the terms and conditions hereof (with the exception of this option to renew which shall only be for this one time only) at an annual rent of THIRTEEN THOUSAND TWO HUNDRED FIFTY ($13,250.00) DOLLARS payable in equal monthly installments of ONE THOUSAND ONE HUNDRED FOUR AND 17/100 ($1,104.17) DOLLARS per month from February 1, 1997 through January 31, 1999.

     THIRTY-THIRD: Tenant agrees to pay, as additional rent, any increase in the real estate taxes which is based on an increase in the assessed value resulting from a physical improvement to the demised premises by or at the request of Tenant made after the initial installation and initial occupancy of Tenant. The base for computing any such increase payable by the Tenant shall be the taxes payable during the year immediately preceding the year during which the increase in assessed value takes place. The increase in assessed value shall be attributable to Tenant regardless of whether Tenant or landlord at the request of the Tenant make the improvement to the demised premises for the benefit of the Tenant.

     THIRTY-FOURTH: Landlord shall maintain the temperature at the premises at no less than sixty-eight (68) degrees farhenheit during the hours of 8:00 A.M. to 6:00 P.M. Monday through Friday, except holidays.

     Tenant shall be responsible for payments of the amounts due under the service contract, a copy of which is annexed hereto, and for payment of any amounts which may be charged upon any renewal of such service contract, provided the work performed by the maintenance company is no more extensive than what is provided under the existing contract, and under no circumstances shall tenant be responsible for replacement of said HVAC unit or for a substantial replacement of any portion of said unit. Tenant shall be free to



                                        3



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engage any other reputable maintenance company satisfactory to Landlord to perform the work on the HVAC unit.

     THIRTY-FIFTH: Tenant agrees to provide and keep in force comprehensive general public liability insurance against claims arising out of the ownership, operation and control of the premises, in limits of not less than a combined single limit of $1,000,000 for bodily injury and property damage. The original of any such policy or a certificate of insurance thereof shall be delivered to the Landlord showing that Landlord has been named as insured, and renewals thereof shall be delivered to the Landlord at least five (5) business days before the expiration of any existing policy. All such insurance shall be with companies of recognized responsibility licensed to do business in the State of New York and shall provide that same may not be canceled by the carrier without at least twenty (20) days prior written notice to each insured. If Tenant shall not deliver evidence of the existence of such insurance as required herein, Landlord may procure such insurance Tenants expense, and Tenant shall, on demand reimburse Landlord, as additional rent, for the cost thereof together with interest at the maximum legal rate per annum then chargeable.

     THIRTY-SIXTH: (a) Landlord agrees to make available in the parking areas so designated four (4) total spaces for all employees in any of the outdoor parking areas. Landlord reserves the right to assign spaces and tenant agrees to comply with such assignment. Landlord shall light the parking area during the hours between 7:30 a.m. and 9:00 p.m. Monday through Friday, except on Holidays, and clean and remove snow and otherwise maintain the parking area. Tenant, however, shall be responsible for and damage caused by Tenant, its agents, employees, servants or licensees.

     (b) Tenant and its officers, employees, agents, customers and invitee shall have the right, in common with Landlord and all others to whom Landlord has granted or may hereafter grant rights to use the common areas as designated from time to time by Landlord subject to such reasonable rules and regulations as Landlord may from time to time impose, including the designation of specific areas in which cars, trucks and other vehicles owned by Tenant, its officers, employees, agents and invitee (including customers, shippers, etc.) may be parked.

     Tenant agrees after notice thereof to abide by such rules and regulations and to use its best efforts to cause its officers, employees, agents, customers and invitee to conform thereto. Landlord may at any time close temporarily any common area to make repairs or changes therein or to effect construction, repairs or changes, to prevent the acquisition of public rights in such area, or to discourage unauthorized parking; and may do such other acts in and to the common areas as in its judgment may be desirable to improve the convenience thereof.

     Tenant shall upon request promptly furnish to Landlord the license of the cars and trucks operated by Tenant and its officers and Tenant shall not at any time interfere with the rights of Landlord and other occupants of the building, their officers, employees, agents, customers, and invitee to use any part of the parking areas and other common areas not specifically allocated to Tenant.

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     (c) Tenant shall be responsible for providing its own telephone and/or security services Tenant shall be allowed access to the available centrally located telephone lines already brought into the building. Tenant, however, shall be responsible for all costs associated with its use of said lines. Landlord will not charge Tenant for this access.

     THIRTY-SEVENTH: Tenant is hereby given the right to make interior nonstructural alterations in the demised premise provided that, prior to the commencement of any work, the Tenant shall submit plans and specifications to the Landlord and shall obtain Landlord's written approval thereof, which approval will not be unreasonably withheld and provided further, that such work shall be done in accordance with all laws, orders, regulations of any governmental authority having jurisdiction in connection with such work, the Tenant agrees to obtain the same at its own cost and expense. Such consent by the Landlord shall not be deemed to relieve Tenant of its obligations with the requirements set forth in Article Fifth hereof. It is further agreed the Tenant shall, upon completion, submit to the Landlord waivers of mechanic's liens and in the event any such goods may be affixed to the realty so as to become part thereof and which shall not be severable, wholly or in any portion without material injury to the freehold, the same shall immediately, upon installation, become the property of the Landlord subject to the exclusions in Article Fifth hereof. Tenant does hereby agree not to employ any persons in the demised premises, to perform alterations in the premises the employment of which would cause a strike by any Union connected with any employees employed directly or indirectly by the Landlord in the building of which the demised premises are a part.

     THIRTY-EIGHTH: a) Tenant agrees not to employ any contractor for any of the following or similar services unless the Landlord has first consented in writing to the contractor: Extermination of vermin, window cleaning, janitorial services, food canteen service, garbage disposal. Any disapproval by Landlord of any contractor selected by Tenant must be accompanied by a reputable contractor designated by the Landlord whose prices must be reasonably competitive.

     If the Landlord shall not have approved or disapproved that contractor designated by the Tenant within seven (7) business days after request is made by the Tenant to the Landlord, then the contractor so elected by the Tenant be deemed to have been approved by the Landlord.

     b) The Tenant agrees not to operate any coin or token operated vending machine, or similar device on the demised premises for the sale of goods, wares, merchandise, food, beverages or services, without the prior written consent of the Landlord.

     c) Landlord represents that the HVAC Unit services only the demised premises. Tenant agrees to keep in force and effect a repair and maintenance contract for said HVAC Unit which will provide substantially the same services as the only indexed hereto and Tenant agrees to pay all costs in connection therewith as Tenants sole obligation for such HVAC Unit. Tenant to maintain HVAC Unit and comply with contract as annexed hereto.

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




     THIRTY-NINTH: With respect to any work to be performed by the Tenant on the demised premises, in addition to any other limitations set forth in this lease,
(a) Tenant does hereby agree not to employ any persons on the demised premises in connection with any such alteration or construction work, the employment of which would cause a strike, stoppage or slowdown by any employees of any Union employed directly or indirectly by the Landlord in which the demised premises are a Part, (b) Landlord does not consent to the reservation of any title by any conditional vendor to any property which may be affixed to the realty so as to become part thereof, wholly or in any portion without material injury to the freehold. Landlord, upon tenant's occupancy and periodically thereafter, shall at tenants request, provide tenant with a list of Unions employed directly or indirectly, by the building or which the demised premises are a part.

     FORTIETH: Notwithstanding anything contained herein to the contrary, the Tenant shall not be obligated to make any repairs to the roof, exterior walls, or any structural defects, unless said repairs are made necessary by the acts of the Tenant, its agents, employees, licensees or invitee, which shall than become an obligation of tenant to make such repairs.

     FORTY-FIRST: Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. This Article shall apply to the extent that the cause of such loss, damage or expense is beyond the control of the Landlord. Landlord shall restore electric service as soon as possible.

     FORTY-SECOND: Tenant shall not be required (a) to make any structural repairs or (b) to comply with any requirements of law or of the Board of Fire Underwriters which pertain to structural repairs, installations and additions unless the condition necessitating the repair shall have been caused by Tenant. All other structural repairs shall be made by Landlord. It shall be the responsibility of Landlord to make repairs to plumbing, ventilating, heating and electrical lines and installations except if installed by Tenant or the condition necessitating the repairs is caused by Tenant. Tenant shall be under no obligation to comply with any laws, orders and regulations of Federal State, County and Municipal authorities, or with any direction of any public offices or officers, pursuant to law or otherwise, unless the said requirements, ordinances or orders shall be promulgated or issued by reason of the conduct by the Tenant of its business on the demised premises in a manner different from the proper and accepted conduct of such business.

     FORTY-THIRD: As to any alteration allowed to be made by Tenant pursuant to this lease, Tenant shall not be required to remove such alteration at or prior to the expiration of the term. Tenant may attach and affix Tenant's trade fixtures and equipment to the premises, and all of Tenant's trade fixtures and equipment, as well as all office furniture and/or equipment, even though so attached and affixed, may be freely removed by Tenant at any time during the term and at the expiration thereof.

     FORTY-FOURTH: Tenant assumes no responsibility in respect to latent defects in the premises or improvements conducted by the Landlord. The responsibility for correcting such defects rests with the Landlord.

     FORTY-FIFTH: Intentionally Omitted.

     FORTY-SIXTH: Landlord shall not provide any cleaning services within the demised premises, however, Landlord shall clean and maintain the bathrooms and common areas in a reasonably clean and sanitary condition and shall clean the exterior windows at least twice per year throughout the term of this lease. Tenant agrees to be responsible for removal of waste and other trash in excess of that normally generated from a business of its nature.

     FORTY-SEVENTH: Tenant agrees within a reasonable time after being requested, to submit such financial information as may be reasonably required by Landlord's mortgagees.

     FORTY-EIGHTH: The parties hereto recognize Benson Commercial Realty, Inc. as the sole agent or broker who negotiated or consummated the Lease of the premises herein described and the Landlord agrees to pay the commission agreed upon for such services by separate Agreement.

             This agreement is consummated by the Landlord in reliance upon the representation by the Tenant that no broker or agent other than recited herein brought the premises to the Tenant's attention or was in any way the procuring cause of this Lease, and the Tenant agrees to save the Landlord harmless from any loss or expense (including attorneys fees) or of any commission claimed by any broker or agent other than the one named in this paragraph by virtue of alleged dealings had by such claimant with the Tenant or representative of the Tenant.

     FORTY-NINTH: Wherever Landlord's consent or approval is required hereunder, such consent or approval shall not be unreasonably withheld or delayed. Without being limited thereto, this section applies to Article Fourth.

     FIFTIETH: It is understood and agreed that this lease is submitted to the Tenant for signature with the understanding that it shall not bind the Landlord unless and until it has been executed by the Landlord and delivered to the Tenant or Tenant's attorney.

     FIFTY-FIRST: Any striking out or deletion of any portion of this lease was done as a matter of convenience for the purpose of execution and the language omitted is not to be given any effect whatsoever in construing this lease.

                                   OPORTO DEVELOPMENT CORP.

                               by: /s/ Duarte Pereira
                                   ---------------------------------
                                       DUARTE PEREIRA, President

                                   INTERNATIONAL DATA SERVICES
                                   OF  NEW YORK, INC.

                               by:  /s/ Mitchell J. Taube
                                   ---------------------------------
                                        MITCHELL J. TAUBE, President

Notices

     Eighteenth.--All notices and demands, legal or otherwise, incidental to this lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

Bankruptcy, Insolvency, Assignment for Benefit of Creditors

     Nineteenth.--It is further agreed that if at any time during the term of this lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

Holding Over by Tenant

     Twentieth.--In the event that the Tenant shall remain in the demised premises after the expiration of the term of this lease without having executed a new written lease with the Landlord, such holding over shall not constitute a renewal or extension of this lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this lease, except as to duration thereof, and in that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

Eminent Domain, Condemnation

     Twenty-first.--If the property or any part thereof wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this lease, at the option of the Landlord, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking.

Security

     Twenty-second.--The Tenant has this day deposited with the Landlord the sum of $ See Rider paragraph 29 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the Landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under the lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.
provided landlord gives notice to tenant and Transferee acknowledge in writing receipt of the **

Arbitration

     Twenty-third.--Any dispute arising under this lease shall be settled by arbitration. Then Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

**security to the tenant.

Delivery of Lease

     Twenty-fourth.--No rights are to be conferred upon the Tenant until this lease has been signed by the Landlord, and an executed copy of the lease has been delivered to the Tenant.

Lease Provisions Not Exclusive

     Twenty-fifth.--The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.

Lease Binding on Heirs, Successors, Etc.

     Twenty-sixth.--All of the terms, covenants and conditions of this lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.

     Twenty-seventh.--This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof any governmental agency or by reason of the condition of supply and demand which have been or are affected by the war.

     Twenty-eighth.--This instrument may not be changed orally.


See Rider for additional paragraphs numbered Twenty-ninth through Fifty-first.




     IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.

Witness:

- ---------------------------------------

- ---------------------------------------

                                         OPORTO DEVELOPMENT CORP.         (Seal)
                                         ---------------------------------------
                                                      Landlord

                                         By /s/ [ILLEGIBLE]
                                         ---------------------------------------

                                         INTERNATIONAL DATA SERVICES
                                         OF NEW YORK, INC.                (Seal)
                                         ---------------------------------------
                                                       Tenant

                                      by: /s/ Mitchell J. Taube
                                         ---------------------------------------
                                             MITCHELL J. TAUBE, President

                                    GUARANTY


     In consideration of the execution of the within lease by the Landlord, at the request of the undersigned and in reliance of this guaranty, the udnersigned hereby guarantees unto the Landlord, its successors and assigns, the prompt payment of all rent and the performance of all of the terms, covenants and conditions provided in said lease, hereby waiving all notice of default, and consenting to any extensions of time or changes in the manner of payment of performance of any of the terms and conditions of the said lease the Landlord may grant the Tenant, and further consenting to the assignment and the successive assignments of the said lease, and any modifications thereof, including the sub-letting and changing of the use of the described premises, all without notice to the undersigned. The undersigned agrees to pay the Landlord all expenses incurrred in enforcing the [ILLEGIBLE] of the Tenant under the within lease and in enforcing this guaranty.



Witness:                                                                  (SEAL)
        -----------------------------    ---------------------------------


                                                                          (SEAL)
        -----------------------------    ---------------------------------


Date:
     --------------------------------





                                      Lease
================================================================================






                                                                        Landlord



                                       to




                                                                          Tenant
================================================================================


Premises leased:






From:
     ---------------------------------------------------------------------------


To:
   -----------------------------------------------------------------------------





                     ASSIGNMENT AND ACCEPTANCE OF ASSIGNMENT

     For value received the undersigned Tenant hereby assigns all of said Tenant's right, title and interest in and to the within lease from and after
                           unto                          heirs, successors, and
assigns,   the   demised   premises  to  be  used and occupied  for
                           and for no other purpose, it being expressly agreed
that this assignment shall not in any manner relieve the undersigned assignor from liability upon any of the covenants of this lease.



Witness:                                                                  (SEAL)
        -----------------------------    ---------------------------------


                                                                          (SEAL)
        -----------------------------    ---------------------------------


Date:
     --------------------------------



     In consideration of the above assignment and the written consent of the
Landlord thereto, the undersigned assignee,                             hereby
assumes and agrees from and after                           to make all payments
and to perform all covenants and conditions provided in the within lease by the Tenant therein to be made and performed.



Witness:                                                                  (SEAL)
        -----------------------------    ---------------------------------


                                                                          (SEAL)
        -----------------------------    ---------------------------------


Date:
     --------------------------------



                             CONSENT TO ASSIGNEMENT

     The undersigned Landlord hereby consents to the assignment of the within
lease to                             on the express conditions that the original
Tenant                         ,  the assignor, herein, shall remain liable for
the prompt payment of the rent and the performance of the covenants provided in the said lease by the Tenant to be made and performed, and that no further assignment of said lease or sub-letting of any part of the premises thereby demised shall be made without the prior written consent of the undersigned Landlord.




                                         ---------------------------------------
                                                         Landlord


Date:                                    By
     --------------------------------       ------------------------------------